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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------
                                    FORM 8-K
                                  ------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                DECEMBER 6, 2005

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                              VORNADO REALTY TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

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          MARYLAND                    NO. 001-11954           NO. 22-1657560
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                      identification No.)

                               VORNADO REALTY L.P.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                                [GRAPHIC OMITTED]

                                  ------------

    DELAWARE                   NO. 000-22635                   NO. 13-3925979
(State or Other                 (Commission                     (IRS Employer
Jurisdiction of                File Number)                  Identification No.)
 Incorporation)
                                  ------------
         888 SEVENTH AVENUE
         NEW YORK, NEW YORK                                       10019
(Address of Principal Executive offices)                        (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 894-7000
        FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT: N/A

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR
       240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))

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ITEM 7.01.  REGULATION FD DISCLOSURE.

Vornado Realty Trust (NYSE: VNO) ("Vornado") and Vornado Realty L.P. (the "Operating Partnership") announced that on December 7, 2005, Michael D. Fascitelli, Vornado's President and a member of its Board of Trustees, and Joseph Macnow, Vornado's Executive Vice President - Finance & Administration, Chief Financial Officer, will be presenting financial and other information regarding Vornado and the Operating Partnership at the Wachovia Securities Real Estate Securities Conference. The presentation is scheduled to begin at approximately 3:05 P.M., Eastern Time.

Interested investors may listen, via live audio webcast, and view a copy of the presentation, by visiting the Vornado website at http://www.vno.com and clicking the "Investor Relations" link, then selecting "Presentations". A copy of the presentation will be available commencing December 7, 2005 at approximately 15 minutes in advance of the presentation. In order to listen to the live audio webcast, please visit the website at least 15 minutes in advance to register. A replay of the webcast will be available for approximately 45 days by accessing the above address.

Certain statements contained in or made during the presentation may constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The companies' future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "intends," "plans," "would," "may" or similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. Factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those set forth in the companies' Annual Report on Form 10-K/A for the year ended December 31, 2004 under "Forward Looking Statements" and "Item 1. Business -- Certain Factors That May Adversely Affect Our Business and Operations." For these statements, the companies claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The companies expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, investors should use caution in relying on forward-looking statements, which are based on results and trends at the time they are made, to anticipate future results or trends.


ITEM 9.01.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c) Exhibits.

    None.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VORNADO REALTY TRUST
                                                 (Registrant)


                                        By: /s/ Joseph Macnow
                                            ------------------------
                                            Name:  Joseph Macnow
                                            Title: Executive Vice President
                                                   - Finance and Administration
                                                   and Chief Financial Officer

Date: December 6, 2005

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        VORNADO REALTY L.P.
                                                (Registrant)

                                        By: VORNADO REALTY TRUST,
                                            Sole General Partner

                                        By: /s/ Joseph Macnow
                                            ------------------------
                                            Name:  Joseph Macnow
                                            Title: Executive Vice President
                                                   - Finance and Administration
                                                   and Chief Financial Officer

Date: December 6, 2005



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